UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 4, 2014. Meeting Information TE CONNECTIVITY LTD. Meeting Type: Annual Meeting For holders as of: Close of business (Eastern Standard Time) on February 12, 2014 Date: March 4, 2014 Time: 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time) Location: The Dolder Grand Hotel Zürich, Switzerland You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TE CONNECTIVITY LTD. RHEINSTRASSE 20 CH-8200 SCHAFFHAUSEN SWITZERLAND M64669-P45226 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT TO SHAREHOLDERS How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 18, 2014 to facilitate timely delivery. M64670-P45226 How To Vote Please Choose One of the Following Voting Methods Vote In Person: The proxy materials described above contain information regarding admittance to the Meeting and for voting in person at the Meeting. At the Meeting, you must request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof). 1. ELECTION OF DIRECTORS 1a. Pierre R. Brondeau 5.1 To approve the 2013 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2013 and the consolidated financial statements for the fiscal year ended September 27, 2013) 1b. Juergen W. Gromer 5.2 To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013 1c. William A. Jeffrey 1d. Thomas J. Lynch 5.3 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013 1e. Yong Nam 6. To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 27, 2013 1f. Daniel J. Phelan 1g. Frederic M. Poses 7.1 To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2014 1h. Lawrence S. Smith 7.2 To elect Deloitte AG, Zurich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity 1i. Paula A. Sneed 1j. David P. Steiner 7.3 To elect PricewaterhouseCoopers AG, Zurich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity 1k. John C. Van Scoter 8. An advisory vote to approve executive compensation 1l. Laura H. Wright 9. To approve the appropriation of available earnings for fiscal year 2013 2. To elect Thomas J. Lynch as the Chairman of the Board of Directors 10. To approve a dividend payment to shareholders in a Swiss franc amount equal to US 1.16 per issued share to be paid in four equal quarterly installments of US 0.29 starting with the third fiscal quarter of 2014 and ending in the second fiscal quarter of 2015 pursuant to the terms of the dividend resolution 3. To elect the individual members of the Management Development & Compensation Committee M64671-P45226 3a. Daniel J. Phelan 11. To approve an authorization relating to TE Connectivity's share repurchase program 3b. Paula A. Sneed 12. To approve a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association 3c. David P. Steiner 4. To elect Dr. Jvo Grundler, of Ernst & Young Ltd., or another individual representative of Ernst & Young Ltd. if Dr. Grundler is unable to serve at the meeting, as the independent proxy 13. To approve any adjournments or postponements of the Annual General Meeting

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